UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2024 (April 4, 2024)

RenovoRx, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40738	27-1448452
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4546 El Camino Real, Suite B1

Los Altos, CA 94022

(650) 284-4433

(Address and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

On April 4, 2024, RenovoRx, Inc. (the “Company”) entered into a series of definitive subscription agreements (the “Subscription Agreements”) in connection with a private placement offering by the Company (the “Offering”) to approximately 170 accredited investors (the “Investors”). The Offering is expected to close on April 11, 2024, subject to customary closing conditions.

Under the provisions of the Subscription Agreements, in connection with the Offering, the Company expects to sell to Investors an aggregate of: (i) 7,912,364 shares (the “Shares”) of common stock, par value $0.0001 per share, of the Company (the “Common Stock”), (ii) five-year Series A Warrants (the “Series A Warrants”) to purchase an aggregate of up to 7,912,364 shares of Common Stock and (iii) two-year Series B Warrants (the “Series B Warrants”) to purchase an aggregate of up to 3,956,182 shares of Common Stock, with the Series A Warrants and Series B Warrants constituting 150% warrant coverage. The shares of Common Stock underlying the Series A Warrants and Series B Warrants are referred to herein as the “Warrant Shares.”

The purchase price paid by Investors for each Share and related Series A Warrant and Series B Warrant is $1.4075.

The Subscription Agreements contain customary agreements, covenants, representations and warranties of the Company and the Investors. Pursuant to the Subscription Agreements, the Company has agreed to use its commercially reasonable efforts to file a registration statement for the resale of the Shares and the Warrant Shares (the “Resale Registration Statement”) with the U.S. Securities and Exchange Commission (“SEC”) within 15 days after the closing of the Offering (the “Filing Date”) and to cause the SEC to declare the Resale Registration Statement effective, as promptly as possible, but no later than the earlier of (i) thirty (30) days following the Filing Date (or, in the event the Resale Registration Statement is reviewed by the SEC and subject to written comments, sixty (60) days following the Filing Date) and (ii) the tenth (10th) business day after the date the Company is notified (orally or in writing) by the SEC that the filing will not be “reviewed” or will not be subject to further review.

In addition, the Company and its executive officers and directors have agreed to lock-up agreements for a period of 90 days following the closing of the Offering regarding, respectively, future issuances of Common Stock and sales of Common Stock, subject to customary exemptions.

The Series A Warrants are exercisable at any time and from time to time through and including the fifth anniversary of the issuance date, and each Series A Warrant will entitle the holder to purchase Warrant Shares for an exercise price equal to $1.22 per share.

The Series B Warrants are exercisable at any time and from time to time through and including the second anniversary of the issuance date and will entitle the holder to purchase Warrant Shares at an exercise price equal to $1.22 per share. After six months from the closing date of the Offering, the Series B Warrants are callable by the Company for $0.0001 per Series B Warrant, subject to (i) the Common Stock trading for seven consecutive trading days (with a trading volume of at least 75,000 shares on each day) at a price that is greater than the exercise price of the Series B Warrants by at least 150% of such exercise price and (ii) the Warrant Shares being registered for public resale pursuant to an effective registration statement. Purchasers will be afforded a period of five (5) trading days to exercise their Series B Warrants if the call right is exercised by the Company.

The exercise price and the number of Warrant Shares issuable upon exercise of the Series A Warrants and Series B Warrants is subject to appropriate adjustment in the event of recapitalization events, stock dividends, stock splits, stock combinations, reclassifications, reorganizations or similar events affecting the Common Stock, and also upon any distributions of assets, including cash, stock or other property to our stockholders.

The Shares, Series A Warrants, Series B Warrants and Warrant Shares have not been registered under the Securities Act of 1933, as amended (the “Act”) and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Company is relying on the private placement exemption from registration provided by Section 4(a)(2) of the Securities Act and by Rule 506(b) of Regulation D (“Rule 506(b)”) promulgated thereunder by the SEC. The Company will file a Form D with the SEC in accordance with the requirements of Regulation D and comply with any filing requirements. The Company accepted subscriptions for the Shares and the Investor Warrants only from accredited investors who have submitted fully completed and signed subscription agreements, along with appropriate supporting documentation verifying their accredited investor status in accordance with Rule 506(b).

Newbridge Securities Corporation (the “Placement Agent”) is acting as the Company’s placement agent for the Offering. The Company has agreed to pay the Placement Agent a selling commission of 12% of gross offering proceeds from the sale of the Shares, Series A Warrants and Series B Warrants in the Offering; provided, however, that selling commissions of 3% of gross offering proceeds will be paid with respect to all subscriptions received from Investors who were introduced by the Company (“Company Investors”). In addition, the Company will issue to the Placement Agent or its designees five-year Common Stock purchase warrants (the “PA Warrants”) to purchase up to a number of shares of Common Stock equal to nine (9.0%) of the Shares sold in the Offering (provided that such percentage shall be three percent (3%) of Shares sold to Company Investors) at an exercise price of $1.22 per share. The Company also agreed to include the shares of Common Stock underlying the PA Warrants for resale in the Resale Registration Statement. The Company will also pay the Placement Agent up to $50,000 for its expenses in connection with the Offering.

Item 8.01	Other Information

On April 8, 2024, the Company issued a press release regarding the pricing of the Offering. Such press release is filed as Exhibit 99.1 to this Current Report.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

No.	Exhibit
99.1	Press release of the Company, dated April 8, 2024, regarding the pricing of the Offering.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements are characterized by future or conditional verbs such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “continue” and similar words. Such statements are only predictions and actual events or results may differ materially from those anticipated in these forward-looking statements. You should not place undue reliance on any forward-looking statements. The Company does not assume any obligation to update forward-looking statements as circumstances change, except as required by securities laws. In this Current Report, such forward-looking statements relate to Offering, including the expectations for closing the Offering and the Company’s future obligations under the Offering documentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RenovoRx, Inc.

Date: April 9, 2024	By:	/s/ Shaun Bagai
	Name:	Shaun R. Bagai
	Title:	Chief Executive Officer